SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2012

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EX-99.1 Press Release dated May 8, 2012

EX-99.2 Supplemental Slides dated May 8, 2012

Item 2.02 Results of Operations and Financial Condition

On May 8, 2012, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy, issued a press release disclosing financial results for the quarter ended March 31, 2012. The text of the release is furnished herewith as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

On May 7, 2012, NV Energy, Inc.’s Board of Directors approved an ongoing dividend policy and declared a cash dividend of $0.17 per share, payable June 20, 2012 to shareholders of record on June 5, 2012. The dividend declaration of $0.17 per share represents an increase as compared to the February 2012 dividend declaration of $0.13 per share.

On May 8, 2012, NV Energy, Inc.’s management initiated earnings guidance in accordance with its normalized forecasts of operating and financial metrics outlined in the press release as discussed in Item 2.02 above, and supplemental slides furnished herewith.

In addition to the press release on May 8, 2012 discussed in Item 2.02 above, NV Energy, Inc. and its two utility subsidiaries, Nevada Power Company d/b/a NV Energy and Sierra Pacific Power Company d/b/a NV Energy, posted supplemental slides containing additional financial information about the companies on the NV Energy website, www.nvenergy.com. A copy of these supplemental slides is furnished herewith as Exhibit 99.2.

The information contained in this Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for the purpose of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits — The following exhibits are furnished with this Form 8-K:

EX-99.1 — Press Release dated May 8, 2012.

EX-99.2 — Supplemental Slides dated May 8, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: May 8, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: May 8, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy (Registrant)

Date: May 8, 2012	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer